EX-10.24


                              SONOMA COLLEGE, INC.

                   AMENDED AND RESTATED 2004 STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                  STOCK OPTION AGREEMENT (the "Agreement"), dated as of October 24, 2005, by and between SONOMA COLLEGE, INC. (the "Company"), a California corporation and TLC, LLC (the "Grantee"), having an address at 188 Country Club Drive, Manhasset, NY 11030.

                  In accordance with the SONOMA COLLEGE, INC. 2004 Stock Option Plan (the "Plan"), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase all or any part of an aggregate of Fifty Thousand (50,000) shares of the Common Stock, $.0001 par value per share (the "Shares") of the Company.

                  To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

                  1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee as of the date of this Agreement. The Option is a nonqualified stock option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                  1. Number of Shares. This Option shall be for an aggregate of Fifty Thousand (50,000) Shares.

                  2. Exercise Price. The exercise price shall be $0.50 per share (the "Exercise Price"). The total exercise price for all Shares subject to the Option is $25,000.

                  3. Term and Exercisability of the Option. The Option shall expire on October 24, 2008 (the "Expiration Date"), and may be exercised at any time subject to the terms and conditions set forth herein. As of the date hereof, the Option is exercisable for up to 100% of the total number of Shares subject to this Option.

                  4. Exercise of Option. On or after the date any portion of the Option becomes exercisable, but prior to the expiration of the Option in accordance with Paragraph 4 above, the portion of the Option which has become exercisable may be exercised in whole or in part by the Grantee (or his or her permitted successor) upon delivery of the following to the Board of Directors of the Company (the "Board"):

                           (a) a written  notice of  exercise  which  identifies
this Agreement and states the number of Shares then being purchased;

                           (b) cash (or other  consideration  acceptable  to the
Board, in its sole discretion) in an amount (or, in the case of other consideration, having a combined value) equal to the aggregate Exercise Price of the Shares then being purchased;

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                           (c)  additional  cash or, if acceptable to the Board,
in its sole discretion, Shares previously owned by the Grantee (or, if acceptable to the Company, in a combination of both) in an amount or having a combined value equal to the amount reasonably requested by the Board to satisfy the Company's withholding obligations, if any, under federal, state or other applicable tax laws with respect to any taxable income recognized by the Grantee in connection with the exercise of this Option (unless the Board and Grantee shall have made other arrangements for deductions or withholding from Grantee's wages, bonus or other compensation payable to Grantee, or by the withholding of Shares issuable upon exercise of this Option, provided such arrangements satisfy the requirements of applicable law); and

                           (d) a letter, if requested by the Board, in such form
and substance as the Board may require, in its sole discretion, setting forth the investment intent of the Grantee, or his or her permitted successor, as the case may be.

                  Notwithstanding the foregoing, the Grantee (or any permitted successor) shall take whatever additional actions, including, without limitation, the furnishing of an opinion of counsel, and execute whatever additional documents the Board may, in its sole discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed by the Plan, this Agreement or applicable law.

                  Upon satisfaction of the conditions and requirements of Paragraph 5 hereof, the Company shall deliver to Grantee (or his or her permitted successor) a certificate or certificates for the number of Shares in respect of which the Option shall have been exercised (less any Shares withheld pursuant to clause (c) of this Paragraph 5).

                  5. Limitation Upon Transfer. This Option and all rights granted hereunder shall not be transferred by the Grantee, other than by will or by the laws of descent and distribution, shall not be assigned, pledged or hypothecated in any way, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer this Option, other than by will or by the laws of descent and distribution, or to assign, pledge or hypothecate or otherwise dispose of this Option or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall immediately become null and void. The Option shall be exercised during the Grantee's lifetime only by the Grantee or by the grantee's legal representative.

                  6. Effect of Termination or Amendment of Plan. No suspension, termination, modification, or amendment of the Plan or this Agreement may, without the express written consent of the Grantee, adversely affect the rights of the Grantee under this Option.

                  7. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                  8. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

                  9. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Company may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

                  10. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

                  11.   Agreement   Not  a  Contract  of   Employment  or  Other
Relationship. This Agreement is not a contract of employment or other relationship, and the terms that Grantee acts as a consultant (or employee) or any other relationship of the Grantee with the Company or any of its subsidiaries or affiliates shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for
continuation   as  a  consultant  (or  employee)  of  the  Company  or  for  the continuation of any other relationship with the Company or any of its subsidiaries or affiliates, nor shall it interfere with the right of the Company or any of its subsidiaries or affiliates to treat the Grantee without regard to the effect which such treatment might have upon him or her as a Grantee.

                  12. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient.

                  13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

                  14. Receipt of Plan. Grantee acknowledges receipt of a copy of the Plan, and represents that Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Agreement and of the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement or the Plan.

                  15. Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

                  IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                    SONOMA COLLEGE, INC.

                                    By:  Board of Directors of Sonoma College,
                                         Inc.


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Witness                             Name:  Charles D. Newman
                                    Title: Chairman


                                    TLC, LLC

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Witness                             Name: Tamara Cargiulo
                                    Title: